                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X / Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          JULIUS BAER INVESTMENT FUNDS
--------------------------------------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration No.:
--------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------

(4) Date Filed:
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


                          JULIUS BAER INVESTMENT FUNDS
                               330 Madison Avenue
                               New York, NY 10017

                                                                October 25, 2000

Dear Valued Shareholder:

         The enclosed proxy materials relate to a special meeting of shareholders, (the "Meeting") of the Julius Baer Global Income Fund and the Julius Baer International Equity Fund (each a "Fund", and together, the "Funds") of the Julius Baer Investment Funds (the "Trust") to be held on December 6, 2000 at 8:30 a.m., Eastern time, at the office of the Trust, 330 Madison Avenue, New York, NY 10017.

         At the Meeting, shareholders of the Funds will be asked to elect Trustees of the Trust, approve new advisory agreements between the Trust, on behalf of the Funds, and Julius Baer Investment Management Inc. ("JBIMI"), and ratify the selection of KPMG LLP as independent accountants for the Funds.

         As part of a restructuring taking place within the Julius Baer Group due to changes in regulations for bank-advised funds, the Board of Trustees of the Trust unanimously voted to appoint JBIMI, an affiliate of Bank Julius Baer & Co., Ltd., New York Branch, the current investment adviser to the Funds, to serve as investment adviser, subject to shareholder approval. The Trustees recommend that shareholders of the Funds approve the new advisory agreements with JBIMI at the Meeting.

         The terms of the new advisory agreements are identical to the terms of the current advisory agreements, except for different effective and termination dates. The fees paid under the new advisory agreements will be identical to the fees paid under the current advisory agreements.

         YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATION AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY CARD AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN DECEMBER 5, 2000.

         If you are a shareholder of both Funds, or have more than one account registered in your name, you will receive one proxy card for each account. PLEASE VOTE AND RETURN EACH PROXY CARD THAT YOU RECEIVE.

                                                 Sincerely yours,

                                                 /s/ Michael Quain
                                                 -----------------
                                                 MICHAEL QUAIN
                                                 PRESIDENT

                      Instructions for Signing Proxy Cards

         The following general rules for signing proxy cards may be of assistance to you and eliminate the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

         3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                            Valid Signature
------------                                            ---------------

Corporate Accounts
(1) ABC Corp. .......................................   ABC Corp.
(2) ABC Corp. .......................................   John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer..........................   John Doe
(4) ABC Corp. Profit Sharing Plan ...................   John Doe, Trustee

Trust Accounts
(1) ABC Trust .......................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee ............................   Jane B. Doe
    u/t/d 12/28/78

Custodial or Estate Accounts
(1) John B. Smith, Cust. ............................   John B. Smith
    f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith ...................................   John B. Smith, Jr.
                                                          Executor

                          JULIUS BAER INVESTMENT FUNDS
                               330 Madison Avenue
                               New York, NY 10017

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on December 6, 2000

         A Special Meeting of the shareholders (the "Meeting") of the Julius Baer Global Income Fund and the Julius Baer International Equity Fund (each a "Fund" and together, the "Funds") of the Julius Baer Investment Funds (the "Trust") will be held at the offices of the Trust, 330 Madison Avenue, New York, NY, at 8:30 a.m. Eastern time, on December 6, 2000 for the following purposes:

         1. To elect Trustees of the Trust (Proposal 1).

         2. To approve new investment advisory agreements between the Trust, on behalf of the Funds, and Julius Baer Investment Management Inc., as described in the attached Proxy Statement (Proposal 2).

         3. To ratify the selection of KPMG LLP as independent accountants of the Funds (Proposal 3).

         4. To transact such other business as may properly come before the Meeting, or any postponement or adjournment thereof.

         Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Meeting.

         Shareholders of record at the close of business on October 10, 2000 are entitled to notice of and to vote at the Meeting. You are invited to attend the Meeting. If you cannot do so, however, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Meeting may vote in person even though a proxy has already been returned.


                                        By Order of the Board of Trustees

                                        /s/ Pierre Beauport
                                        -------------------
                                        PIERRE BEAUPORT
                                        SECRETARY


October 25, 2000

                          JULIUS BAER INVESTMENT FUNDS
                               330 Madison Avenue
                               New York, NY 10017

                        SPECIAL MEETING OF SHAREHOLDERS
                                December 6, 2000

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the Julius Baer Investment Funds (the "Trust"), to be voted at a special meeting of shareholders of the Julius Baer Global Income Fund ("Global Income Fund") and the Julius Baer International Equity Fund ("International Equity Fund"), (each a "Fund" and together, the "Funds") to be held on December 6, 2000, at 8:30 a.m. Eastern time at the offices of the Trust, and at any adjournments or postponements thereof (the "Meeting"). A Notice of Special Meeting of Shareholders and proxy card accompany this Proxy Statement. This Proxy Statement is being mailed to shareholders of the Funds (the "Shareholders") on or about October 25, 2000.

         The following table summarizes the proposals applicable to each Fund.


     Proposal Description                         Applicable Fund
     --------------------                         ---------------

1. To elect Trustees of the Trust.           Global Income Fund and
                                             International Equity Fund, voting
                                             together.

2. To approve a new investment advisory      Global Income Fund and
   agreement for the Fund to reflect         International Equity Fund, each
   the assignment of the current             voting separately as a Fund.
   investment advisory agreement to
   Julius Baer Investment Management
   Inc., an affiliate of the Fund's
   current adviser, with no change in
   the advisory fee payable by the Fund.

3. To ratify the selection of KPMG LLP       Global Income Fund and
   as independent accountants for            International Equity Fund, voting
   the Funds.                                together.


         The Trust's Annual Report to Shareholders for the year ended October 31, 1999 and its Semi-Annual Report to Shareholders for the period ending April 30, 2000 may be obtained, without charge, by calling 1-800-435-4659 or writing to the Trust's transfer agent, Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, Indiana 46204. The Trust's distributor is Unified Financial Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, is the Trust's administrator.

         Proxy solicitations will be made, beginning on or about October 25, 2000 primarily by mail, but proxy solicitations also may be made by telephone, facsimile or personal interviews conducted by officers and representatives of the Trust. In addition, D.F. King & Co., Inc., 77 Water Street, New York, NY 10005, (800) 848-3402, has been engaged to solicit proxies on behalf of the Board at an estimated cost of $15,000. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be borne by Bank Julius Baer, New York ("BJB-NY"), not by the Funds. If the Trust records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions are properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

                                   PROPOSAL 1

                        ELECTION OF TRUSTEES OF THE TRUST

         The first proposal to be considered at the Meeting is the election of Trustees of the Trust (the "Trustees"). All nominees named below are currently Trustees and have served in that capacity continuously since originally elected or appointed. Messrs. Matthews, Vlak and Wolfram were elected to the Board by the initial shareholder of the Trust on June 23, 1992. Messrs. Kaplan and Vogel were appointed to the Board in 1995 and 1997, respectively. All of the nominees have consented to continue to serve as Trustees if elected at the Meeting. None of the nominees are related to one another. If the designated nominees decline or otherwise become unavailable for election, the persons named in the proxy as proxies have discretionary authority to vote in favor of a substitute nominee or nominees.

         Set forth below is certain information regarding each nominee for election to the Board.

                                                                                                      Amount and
                                                                                                        Nature
                                                                                                          of
                                                                                                      Beneficial
                                                                                                     Ownership(2)
                                                                                                      of Shares
                                                                                                     of the Trust
                                                                                         Served as      as of
Name, Age, Principal Occupation and Other                                                 Trustee    October 10,
Directorships(1) During the Past Five Years                                                Since         2000
-------------------------------------------                                               --------   ------------
Harvey B. Kaplan, age 63 .......................................................            1995       547.436
Controller (Chief Financial Officer), Easter
Unlimited, Inc. (toy and novelty manufacturer and
importer); Trustee, Julius Baer Investment Funds;
Director of The European Warrant Fund, Inc.

Peter Wolfram, age 47 ..........................................................            1992         0
Partner, Kelley Drye & Warren (law firm);
Trustee, Julius Baer Investment Funds.


                                                                                                      Amount and
                                                                                                        Nature
                                                                                                          of
                                                                                                      Beneficial
                                                                                                     Ownership(2)
                                                                                                      of Shares
                                                                                                     of the Trust
                                                                                         Served as      as of
Name, Age, Principal Occupation and Other                                                 Trustee    October 10,
Directorships(1) During the Past Five Years                                                Since         2000
-------------------------------------------                                               --------   ------------

Dr. Gerard J.M. Vlak, age 67....................................................            1992            0
Retired; Trustee, Julius Baer Investment Funds.
Director, The Rouse Company (1996-present)

Robert S. Matthews, age 56 .....................................................
Partner, Matthews & Co. (certified public                                                   1992        6,799
accountants); Trustee, Julius Baer Investment
Funds.

Martin Vogel*, age 37 ..........................................................            1997            0
Member of Management Committee, Julius Baer
Investment Funds Services, Ltd. (Zurich) (1996-
present); Attorney, Schaufelberger & van Hoboken
(1994-1996); Attorney, Rohner & Partner (1993-
1994); Secretary of the Board of Directors of the
Luxembourg domiciled investment companies and of
Julius Baer Investment Funds Services, Ltd. (1996-
present); Trustee, Julius Baer Investment Funds;
Director of The European Warrant Fund, Inc.

----------

* "Interested person" of the Trust, as defined in the 1940 Act, by virtue of, among other things, his affiliation with the Trust, the Funds' co-administrator and current investment adviser, BJB-NY, and proposed investment advisor, Julius Baer Investment Management Inc. (as discussed below in Proposal 2).

(1) Directorships of companies that are required to report to the Securities and Exchange Commission (the "SEC") or are registered as investment companies under the 1940 Act. Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for at least five years.

(2) For this purpose "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Trust by the Trustees. As of October 10, 2000, the Trustees and officers of the Trust collectively beneficially owned less than 1% of the outstanding shares of each Fund and of the Trust.

         The Board held four regular meetings, one special meeting and one Audit Committee meeting during the fiscal year ended October 31, 1999. All of the Trustees, with the exception of Mr. Wolfram who was not in attendance at the Audit Committee meeting, attended at least 75% of the Board and Committee meetings of which they were members.

         The following table lists the compensation paid to each of the Trustees by the Trust during the Trust's fiscal year ended October 31, 1999.


                               COMPENSATION TABLE*


                                                                   Total
                                                                Compensation
                                                  Aggregate      from Trust
                                                 Compensation    and Trust
Name of Person, Position                          from Trust     Complex
------------------------                          ----------     -------
Harvey B. Kaplan, Trustee                           $6,250       $6,250
Peter Wolfram, Trustee                               6,250        6,250
Gerard J.M. Vlak, Trustee                            6,250        6,250
Robert S. Matthews, Trustee                          6,250        6,250
Total                                               25,000       25,000

----------

* The remainder of the Trustees did not receive compensation from the Trust. The Trust has no retirement or pension plan for its Trustees and officers.

         The Board of Trustees has an Audit Committee and a Nominating Committee, which are comprised of Trustees who are not interested persons of the Trust ("Independent Trustees"). The Trust does not have a compensation committee. Currently, Messrs. Wolfram, Matthews and Vlak comprise the Audit Committee and the Nominating Committee. The Audit Committee reviews the scope and results of the Funds' annual audit with the Funds' independent accountants and recommends the engagement of such accountants. The Audit Committee had one meeting during the fiscal year ended October 31, 1999. The Nominating Committee makes nominations for Independent Trustees of the Board, reviews committee assignments and Trustee compensation and makes recommendations on such matters to the Board. The Nominating Committee did not have any meetings during the fiscal year ended October 31, 1999. Nominees recommended by Shareholders will be considered by the Board. Recommendations should be submitted in writing to the Secretary of the Trust.

         The executive officers of the Trust are listed in the table below. Mr. Spilko and Mr. Quain were first elected to offices of the Trust in 1992 and 1996, respectively. Mr. Pell and Mr. Younes were first elected to offices of the Trust in 1995. Ms. Arrese was first elected to an office of the Trust in 1998. Mr. Santiago and Mr. Beauport were first elected to offices of the Trust in 1998. Each officer of the Trust will hold such office until a successor has been elected by the Board.


                                                                      Principal Occupations and Other
Name, Age, Address*                             Position              Affiliations During the Past Five Years
-------------------                             --------              ---------------------------------------
Bernard Spilko, age 59........................  Chairman              General Manager and Senior Vice President of
                                                                      Bank Julius Baer & Co., New York Branch;
                                                                      Managing Director of Julius Baer Securities,
                                                                      Inc.; Chairman of the Board of The European
                                                                      Warrant Fund, Inc.

Michael K. Quain, age 43......................  President and         First Vice President of Bank Julius Baer &
                                                Chief Financial       Co., Ltd., New York Branch; Vice President
                                                Officer               of Julius Baer Securities Inc.; President
                                                                      and Chief Financial Officer of The European
                                                                      Warrant Fund, Inc.

Richard C. Pell, age 46.......................  Vice President        Senior Vice President and Chief Investment
                                                                      Officer of Bank Julius Baer & Co., Ltd., New
                                                                      York Branch; Chief Investment Officer and
                                                                      Co-Manager of Julius Baer International
                                                                      Equity Fund; Senior Vice President, Julius
                                                                      Baer Investment Management Inc.,
                                                                      2000-present.


Karen Arrese, age 30..........................  Vice President        Vice President and Co-Manager for the Julius
                                                                      Baer Global Income Fund and Global
                                                                      Fixed-Income Specialist for Bank Julius Baer
                                                                      & Co., Ltd., New York Branch, 1998-present;
                                                                      Vice President, Julius Baer Investment
                                                                      Management Inc., 2000-present; Proprietary
                                                                      Interest Rate and Currency Trader for Chase
                                                                      Manhattan Bank, 1997-1998; prior to 1997,
                                                                      Global Portfolio Manager at Standish, Ayer &
                                                                      Wood in Boston and Bankers Trust Company in
                                                                      New York.

                                                                      Principal Occupations and Other
Name, Age, Address*                             Position              Affiliations During the Past Five Years
-------------------                             --------              ---------------------------------------
 Rudolph-Riad Younes, age 39..................  Vice President        Head of International Equity Management,
                                                                      Bank Julius Baer & Co., Ltd., New York
                                                                      Branch, 1993-present; Co-Manager of Julius
                                                                      Baer International Equity Fund; First Vice
                                                                      President of Bank Julius Baer & Co., Ltd.,
                                                                      New York Branch, 2000-present; First Vice
                                                                      President of Julius Baer Investment
                                                                      Management Inc., 2000-present; Vice President
                                                                      of Bank Julius Baer & Co., Ltd., New York
                                                                      Branch, 1993-1999.

Hector Santiago, age 31.......................  Vice President        Vice President of Bank Julius Baer & Co.,
                                                                      Ltd., New York Branch and Julius Baer
                                                                      Securities, 1998-present; Vice President,
                                                                      The European Warrant Fund, Inc., June
                                                                      1998-present; Assistant Vice
                                                                      President--Accounting, Operations & Trading
                                                                      Manager, EFG Capital Intl., 1996-1998;
                                                                      Assistant Vice President--Trading Manager and
                                                                      Treasurer, Coults & Co. (USA) Intl.,
                                                                      1992-1996.

Pierre Beauport, age 31.......................  Treasurer and         Assistant Vice President of Bank Julius Baer
                                                Secretary             & Co., Ltd. New York Branch, 1998-present;
                                                                      Treasurer and Secretary of Julius Baer
                                                                      Investment Funds, 1999-present; Assistant
                                                                      Secretary and Assistant Treasurer of Julius
                                                                      Baer Investment Funds, 1998-1999; Treasurer
                                                                      and Secretary, The European Warrant Fund,
                                                                      Inc., September 1998-present; Senior Analyst--
                                                                      Mutual Fund Administration at AMT Capital
                                                                      Services, Inc., and Investment Accountant at
                                                                      Furman Selz LLC, prior to 1998.

-----------

 * The address for each officer of the Trust is 330 Madison Avenue, New York, NY 10017.

                        RECOMMENDATION AND REQUIRED VOTE

         A plurality of the shares voted at a meeting, where a quorum is present, is required for the election of each of the listed nominees for Trustee of the Trust. A majority of the shares entitled to vote shall be a quorum for the purpose of transacting business at the Meeting. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (i) 67% or more of the voting securities present at the Meeting or represented by proxy, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will not have any effect on the vote for the proposal to elect Trustees.

         The Board recommends that Shareholders vote for the election of each nominee as a Trustee of the Trust.

                                   PROPOSAL 2

                   APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

         Shareholders of each Fund are being asked to approve new Investment Advisory Agreements (the "New Advisory Agreements") between the Trust, on behalf of their Fund, and Julius Baer Investment Management Inc. ("JBIMI") pursuant to which JBIMI would act as the new investment adviser of the Fund.

         Background and Summary. Currently Bank Julius Baer & Co., Ltd., New York Branch ("BJB-NY") serves as the investment adviser to the Funds under existing investment advisory agreements. BJB-NY has served as adviser to the International Equity Fund since the Fund's inception in October 1993 and to the Global Income Fund since July 1, 1998. BJB-NY is a federally licensed bank branch of Bank Julius Baer & Co. Ltd., a Swiss bank. JBIMI served as the adviser to the Global Income Fund from the Fund's inception in April 1992 to June 30, 1998. JBIMI is registered with the Securities and Exchange Commission ("SEC") as an investment adviser. Both JBIMI and BJB-NY are part of the Julius Baer Group.

         The Julius Baer Group has decided to restructure its investment company advisory business (the "Restructuring") by transferring the BJB-NY investment company advisory business to JBIMI in order to comply with certain provisions of the Gramm-Leach-Bliley Act ("Gramm-Leach"). Effective May 2001, Gramm-Leach will remove the exemption that banks, such as BJB-NY, currently enjoy from registration under the Investment Advisers Act of 1940 (the "Advisers Act") and will effectively require that banks which act as investment advisers to SEC registered mutual funds either register their advisory business department under the Advisers Act or transfer such advisory activities to investment advisers registered with the SEC. Because JBIMI is registered as an investment adviser under the Advisers Act, the Julius Baer Group intends to comply with Gramm-Leach by effecting the Restructuring.

         The Julius Baer Group has indicated that the Restructuring would involve not only the transfer of the investment advisory agreements for the Funds but also the transfer of substantially all of the investment advisory business unit from BJB-NY to JBIMI. Specifically, the personnel providing research and rendering investment advice and making investment decisions for the Funds all would be transferred as a business unit to JBIMI. As a result, the Restructuring would not result in any material changes in the advisory personnel who manage the Funds. In addition, senior management personnel directly overseeing the investment advisory business units would remain substantially the same. Further, the same control and compliance operations that currently exist with respect to the investment management units in BJB-NY would continue to exist when the units are moved to JBIMI. Lastly, the restructuring would not alter the advisory fees charged to the Funds.

         The Restructuring will require Shareholders to approve the New Advisory Agreements with JBIMI. If approved by Shareholders, the New Advisory Agreements will take effect on the later of January 1, 2001 or the date they are approved by Shareholders. If the Shareholders of either Fund fail to approve the New Advisory Agreements, the Board will determine what alternative action should be taken.

         JBIMI. JBIMI, located at 330 Madison Avenue, New York, NY 10017, is registered as an investment adviser with the SEC under the Advisers Act, and is a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY, 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland and is a registered broker-dealer and investment adviser. As of August 31, 2000, JBIMI had assets under management of approximately $5.7 billion. The names, addresses and principal occupations of the principal executive officers and directors of JBIMI are shown below, as well as a list of the Trustees and principal executive officers of the Trust who also serve as officers and/or directors of JBIMI.

Comparison of the Current Advisory Agreements and the New Advisory Agreements

         The advisory agreement for the Global Income Fund (the "Global Income Advisory Agreement"), dated July 1, 1998, was approved by Shareholders on June 29, 1998. The advisory agreement for the International Equity Fund (the "International Equity Advisory Agreement"), dated October 4, 1993, was approved by the Fund's initial shareholder in 1993. On September 15, 1999, the Board, including a majority of the Trustees who are not "interested persons" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), amended the Global Income Advisory Agreement and the International Equity Advisory Agreement in order to separate out those administrative services provided by BJB-NY that benefit only the Class A Shares of the Funds into new co-administration agreements. The Board, including the Independent Trustees, last approved the Global Income Advisory Agreement and the International Equity Advisory Agreement, as amended (together, the "Current Advisory Agreements") on June 21, 2000.

         Under the Current Advisory Agreements, BJB-NY receives a fee calculated at an annual rate based on each Fund's average daily net assets of 0.50% for the Global Income Fund and 0.75% for the International Equity Fund. For the fiscal year ended October 31, 1999, BJB-NY received investment advisory fees, after application of certain fee waivers discussed under "Expense Limitation" below, of $56,231 from the Global Income Fund and $688,556 from the International Equity Fund. Had the fee waivers not been applied, investment advisory fees for the Global Income Fund would have been $112,462.

         In addition to providing investment advisory services, BJB-NY currently provides certain administrative and shareholder services with respect to the Class A shares of each Fund under Co-Administration Agreements. As co-administrator, BJB-NY receives a fee calculated at an annual rate of 0.15% and 0.25%, respectively, of the average daily net assets of Class A shares of the Global Income Fund and the International Equity Fund. The Co-Administration Agreements took effect on November 15, 1999 and no fees were paid under such agreements for the fiscal year ended October 31, 1999. However, fees for such services prior to November 15, 1999 were paid under the Global Income Advisory Agreement and the International Equity Advisory Agreement and are included in the investment advisory fees for the fiscal year ended October 31, 1999 shown above. It is anticipated that BJB-NY will continue to provide such administrative and shareholder services to the Funds under the Co-Administration Agreements after the approval of the New Advisory Agreements.

         From time to time, BJB-NY receives brokerage and research services from brokers that execute securities transactions on behalf of the Funds. The commissions paid by a Fund to a broker that provides such services to BJB-NY may be greater than the commission that would be paid if the Fund used a broker that does not provide the same level of brokerage and research services.

         Any portfolio transaction for a Fund may be executed through JBS, or any of its affiliates if, in BJB-NY's judgment, the use of such entity is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, such entity charges a Fund a commission rate consistent with those charged by such entity to comparable unaffiliated customers in similar transactions. For the fiscal year ended October 31, 1999, the International Equity Fund paid $26,667 in brokerage commissions to affiliates of BJB-NY, representing 11.84% of the total brokerage commissions paid by the Fund. For the fiscal year ended October 31,1999, the Global Income Fund paid $0 in brokerage commissions.

         The terms of the New Advisory Agreements are substantially identical to the terms of the Current Advisory Agreements, except for different effective and termination dates. THE NEW ADVISORY AGREEMENTS WILL NOT RESULT IN A CHANGE IN ADVISORY FEES PAID BY THE FUNDS. Forms of the New Advisory Agreements are attached to this Proxy Statement as Exhibit I and Exhibit II. The following description of the New Advisory Agreements is only a summary and is qualified in its entirety by reference to Exhibits I and II.

         The New Advisory Agreements provide that JBIMI, as Adviser, in return for its fee, and subject to the control and supervision of the Board and in conformity with the investment objective and policies of the Funds set forth in the Trust's current registration statement and any other policies established by the Board, will manage the investment and reinvestment of assets of the Funds. In this regard, it will be the responsibility of JBIMI to make investment decisions for the Funds and to place the Funds' purchase and sale orders for investment securities. In addition to making investment decisions, the Adviser will exercise voting rights in respect of portfolio securities for the Funds. The New Advisory Agreements state that JBIMI will provide at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the New Advisory Agreements, but excluding pricing and bookkeeping services. JBIMI will also provide the Funds with investment research and whatever statistical information the Funds may reasonably request with respect to securities the Fund holds or contemplates purchasing.

         The New Advisory Agreements provide that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of JBIMI, or (ii) reckless disregard by JBIMI of its obligations and duties under the New Advisory Agreements, JBIMI shall not be liable to the Trust or the Funds, or to any Shareholder, for any act or omission in the course of, or connected with, rendering services under the New Advisory Agreements. JBIMI will be indemnified by the Funds under the New Advisory Agreements.

         The New Advisory Agreements provide that JBIMI will use its best efforts to seek the best overall terms available when executing transactions for the Funds and selecting brokers or dealers. In assessing the best overall terms available for any Fund transaction, JBIMI will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, JBIMI may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust and also to other accounts over which JBIMI or an affiliate exercises investment discretion.

         If approved by the Shareholders, the New Advisory Agreements will remain in effect for two years from the date they take effect, and, unless earlier terminated, will continue in effect from year to year thereafter, but only so long as each such continuance is specifically approved annually by the Board, or by vote of the holders of a majority of the Fund's outstanding voting securities, and by the vote of a majority of the Independent Trustees. The Current Advisory Agreements were initially one-year agreements with annual continuances approved by the Board and by the Independent Trustees.

         The New Advisory Agreements may be terminated at any time, without payment of any penalty, by vote of the Trustees, by vote of a majority of the outstanding voting securities of the relevant Fund, or by JBIMI, in each case on 60 days' written notice. As required by the 1940 Act, each New Advisory Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment.

         Expense Limitation. Under expense limitation agreements with the Funds, BJB-NY has agreed to waive that portion of its investment advisory fee equal to an annual rate of 0.325% of the first $25 million of the Global Income Fund's average daily net assets and 0.15% of the International Equity Fund's average daily net assets. These expense limitation agreements will expire on November 15, 2000. It is anticipated that the agreement will be renewed only for the Global Income Fund.

         Evaluation by the Board. At a Board meeting held on September 13, 2000, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreements, subject to shareholder approval. In determining whether it was appropriate to approve the New Advisory Agreements and recommend their approval to Shareholders, the Board, including the Independent Trustees, reviewed and considered, among other things, the nature and quality of the services to be provided by JBIMI, the qualifications of the personnel at JBIMI and their methods of portfolio analysis, the past investment performance of the Funds, the level of advisory fees to be paid compared to industry averages, and other factors deemed relevant by the Board. The Board found the following factors particularly significant: (1) the same individuals currently responsible for providing research and investment advice to and making investment decisions for the Funds are expected to continue to provide those services to the Funds after the Restructuring, (2) senior management personnel directly overseeing these services will remain substantially the same after the Restructuring, (3) the terms of the Current Advisory Agreements will be unchanged under the New Advisory Agreements except for different effective and termination dates, and (4) the compensation payable to JBIMI by the Funds under the New Advisory Agreements will be at the same rate as the compensation now payable by the Funds to BJB-NY under the Current Advisory Agreements.

                        RECOMMENDATION AND REQUIRED VOTE

         As provided in the 1940 Act, approval of each New Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the applicable Fund. A "majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present at the Meeting in person or by proxy. Abstentions and broker non-votes have the effect of a negative vote on the proposal to approve the New Advisory Agreements.

         The Trustees recommend that Shareholders vote to approve the New Advisory Agreements in Proposal 2.

                                   PROPOSAL 3

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         Shareholders of the Funds are being asked to ratify the selection of KPMG LLP ("KPMG") as independent accountants for the Funds. KPMG, 99 High Street, Boston, Massachusetts 02110, has served as independent accountants for the Funds since the Trust's commencement of operations on April 30, 1992, and is being recommended by the Trustees to serve in such capacity for the Funds' fiscal year ending October 31, 2001.

         KPMG also serves as independent accountants for The European Warrant Fund, Inc., an investment company affiliated with the Trust, but has no relationship with such fund other than as independent accountants. During the fiscal year ending October 31, 1999 the services provided to the Funds by KPMG included examination of financial statements, review of filings with the SEC and tax returns. No other services were provided by KPMG to the Funds.

         It is intended that proxies not marked to the contrary will be voted in favor of ratifying KPMG as independent public accountants to the Funds, to certify every financial statement of the Funds required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending October 31, 2001. KPMG has advised the Trust that it is an independent auditing firm and has no direct or material indirect interest in the Funds. Representatives of KPMG are expected to be present at the Special Meeting, will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                        RECOMMENDATION AND REQUIRED VOTE

         A majority of the shares voted at a meeting, where a quorum is present, is required for ratification of KPMG as independent accountants for the Funds. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will not have any effect on the vote for the proposal to ratify the selection of independent accountants.

         The Board of Trustees, including all of the Trustees who are not "interested persons" of the Funds, recommends that Shareholders vote for the ratification of KPMG LLP as independent accountants for the Funds.

               PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF JBIMI

         The name and principal occupation of JBIMI's principal executive officers and directors are set forth below. Unless otherwise indicated, the address for each person listed below is 330 Madison Avenue, New York, NY 10017.



Name, Address, and        Positions and Offices        Other Principal Position(s) Held During
Birth Date                with Investment Adviser      the Past Five Years
------------------        -----------------------      ---------------------------------------
Dr. Leo T. Schrutt        Director (Chairman)          Member of Group Executive Board, Julius Baer Holding
Julius Baer Holding                                    Ltd., 1999-present; President, Julius Baer Asset
AG Brunnmattstr.                                       Management, 1997-1999; Member of Management, Swiss
7 Zurich                                               Bank Corp., 1996-1997; Head and Chief Analyst, Union
Switzerland CH-4132                                    Bank of Switzerland, 1989-1996.
Muttenz
4/15/57

Peter J. Widmer           Director                     Member of Management Committee, Julius Baer Holding
3/3/37                                                 Ltd., 1990-1999; Trustee, Julius Baer Investment Funds,
                                                       1992-1997.


Jay Dirnberger            Director and Senior Vice     Vice President, Julius Baer Securities Inc., 1984-present.
5/2/44                    President


Jonathan C. Minter        Director and Senior Vice     Managing Director London, Bevis Marks House,
Bevis Marks House         President                    1989-present.
London EC3A7NE
7/22/49

Alessandro E. Fusina      Director                     Director, Julius Baer Securities Inc., 1996-present;
25 Central Park West-                                  Chairman of Advisory Board, Bank Julius Baer & Co.
Apt. #14N                                              Ltd., New York Branch, 1993-present
New York, NY 10023
9/29/37

Edward C. Dove            Chief Investment Officer
Bevis Marks House
London EC3A7NE
3/29/56

*Karen Arrese             Vice President               Vice President and Co-Manager for the Julius Baer
10/10/70                                               Global Income Fund and Global Fixed-Income Specialist
                                                       for Bank Julius Baer & Co., Ltd., New York Branch,
                                                       1998-present; Proprietary Interest Rate and Currency
                                                       Trader for Chase Manhattan Bank, 1997-1998; prior to
                                                       1997, Global Portfolio Manager at Standish, Ayer &
                                                       Wood in Boston and Bankers Trust Company in New York.


Name, Address, and        Positions and Offices        Other Principal Position(s) Held During
Birth Date                with Investment Adviser      the Past Five Years
------------------        -----------------------      ---------------------------------------
Francoise M. Birnholz     Senior Vice President,       Senior Vice President, Secretary and General Counsel,
1/26/50                   Secretary and General        Julius Baer Securities Inc., 1996-present; First Vice
                          Counsel                      President, Secretary and General Counsel, Bank Julius
                                                       Baer & Co. Ltd., New York Branch, 1994-present.

Edward A. Clapp           First Vice President         First Vice President, Julius Baer Securities Inc., 1983-
3/5/47                                                 present; First Vice President, Bank Julius Baer & Co.
                                                       Ltd., New York Branch, 1985-present.

*Richard Pell             Senior Vice President        Senior Vice President and Chief Investment Officer of
9/21/54                                                Bank Julius Baer & Co., Ltd., New York Branch; Chief
                                                       Investment Officer and Co-Manager of Julius Baer
                                                       International Equity Fund.

Andrew R. Parry           Director                     Chief Investment Officer, Lazard Brothers Asset
Bevis Marks House                                      Management, 1995-1997.
London EC3A7NE
5/26/62

* Rudolph Riad Younes     First Vice President         Head of International Equity Management, Bank Julius
9/25/61                                                Baer & Co., Ltd., New York Branch,
                                                       1993-present; Co-Manager of Julius Baer International
                                                       Equity Fund; First Vice President, Bank Julius Baer &
                                                       Co., Ltd., New York Branch, 2000-present; Vice
                                                       President, Bank Julius Baer Co., Ltd., New York Branch,
                                                       1993-1999.

Tim Haywood               Senior Portfolio Manager     Chief Investment Officer, Orient Overseas (International)
6/12/65                                                Limited, 1994 -1997.

Richard MMN Howard        Director, Research
Bevis Marks House
London EC3A7NE
3/26/55

Glen F. Wisher            Vice President               Fixed Income Portfolio Manager, Julius Baer Investment
Bevis Marks House                                      Management, Inc., 1995-present.
London EC3A7NE
10/10/63

* Officer of JBIMI who is also an officer of the Trust.

         As of October 10, 2000, the Trustees and officers of the Trust collectively beneficially owned less than 1 % of the outstanding shares of the Trust.

         The following table sets forth, as of October 10, 2000, the beneficial ownership of each Fund's capital stock by each person known by the Fund to own 5% or more of the Fund's voting securities.

JULIUS BAER GLOBAL INCOME FUND

Name and Address of Owner                                 Number of Shares            Percent of Class
-------------------------                                 ----------------            ----------------
Harry Frisch and Lilo Frisch,                           112,440.979 Class A               5.76%
(beneficial owner)
c/o Bank Julius Baer & Co., Inc.
330 Madison Avenue
New York, NY 10017

Investors Bank & Trust Co., fbo                         49,335.032 Class I                99.40%
Bank Julius Baer & Co., Ltd. Employee 401K
(beneficial owner)
P.O. Box 9130
Boston, MA 02117


JULIUS BAER INTERNATIONAL EQUITY FUND

Name and Address of Owner                                 Number of Shares            Percent of Class
-------------------------                                 ----------------            ----------------
Bank Julius Baer, Zurich*                               1,757,729.203 Class A             19.22%
c/o Bank Julius Baer, & Co., Ltd.
330 Madison Avenue
New York, NY 10017

Charles Schwab & Co.,*                                  3,934,673.928 Class A             43.02%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co.,*                                  1,308,544.343 Class I             20.21%
101 Montgomery Street
San Francisco, CA 94104

* Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.


Name and Address of Owner                                 Number of Shares            Percent of Class
-------------------------                                 ----------------            ----------------
Bankers Trust fbo                                       1,682,577.662 Class I             25.98%
The Nature Conservancy
(beneficial owner)
c/o Bank Julius Baer & Co., Ltd.
330 Madison Avenue
New York, NY 10017

Archstone Foundation                                    757,400.515 Class I               11.70%
(beneficial owner)
c/o Bank Julius Baer & Co., Ltd.
330 Madison Avenue
New York, NY 10017

Christel Dehaan Trust                                   633,090.637 Class I                9.78%
(beneficial owner)
P.O. Box 92956
Chicago, IL 60675


                                  MISCELLANEOUS

         Other Business. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.

         Voting. Shareholders of record on October 10, 2000 (the "record date") are entitled to be present and to vote at the Meeting. As of the record date, each Fund offers two separate classes of Shares: Class A and Class I Shares. As of the record date, there were 1,951,033.024 Class A Shares and 49,631.060 Class I Shares, respectively, of the Global Income Fund outstanding and 9,146,616.059 Class A Shares and 6,476,107.027 Class I Shares, respectively, of the International Equity Fund outstanding. Shareholders of each Fund will vote as a single class regardless of the class of Shares they own. Each Share outstanding on the record date is entitled to one vote on all matters submitted to Shareholders at the Meeting, with pro rata voting rights for any fractional shares. The tellers appointed for the Meeting will count the total number of votes cast FOR approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person or by letter to the Secretary of the Trust or by submission of a subsequent valid telephone vote. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers for the Meeting.

         The presence in person or by proxy of a Fund's Shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve a proposal is not received, or if other matters arise requiring Shareholders' attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A Shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

         Shareholder Proposals. The Trust is not required to hold annual meetings of Shareholders and currently does not intend to hold such meetings unless Shareholder action is required in accordance with the 1940 Act. A Shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of Shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

         PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                                       EXHIBIT I

                             NEW ADVISORY AGREEMENT
                         Julius Baer Global Income Fund

                          INVESTMENT ADVISORY AGREEMENT

         Julius Baer Investment Funds (the "Trust"), a business trust organized under the law of The Commonwealth of Massachusetts, entered into an investment advisory agreement with Julius Baer Investment Management Inc. (the "Adviser"), a corporation organized under the laws of the state of Delaware, dated as of January 1, 2001, on behalf of Julius Baer Global Income Fund (the "Fund") (the "Agreement"). The Trust herewith confirms its agreement with the Adviser to amend such agreement in its entirety regarding investment advisory services to be provided by the Adviser on behalf of the Fund as follows:

         1. Investment Description: Appointment

         The Trust desires to employ the Fund's capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as the same may from time to time be amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Registration Statement and Master Trust Agreement have been submitted to the Adviser. The Trust agrees to provide copies of all amendments to the Trust's Registration Statement and Master Trust Agreement to the Adviser on an on-going basis. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

         2. Services as Investment Adviser

         Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will act in accordance with the Trust's Master Trust Agreement, the Investment Company Act of 1940 and the Investment Advisors Act of 1940, as the same from time to time be amended, manage the Fund's assets in accordance with its investment objective and policies as stated in the Trust's Registration Statement as from time to time in effect, make investment decisions and exercise voting rights in respect of portfolio securities for the Fund and place purchase and sale orders on behalf of the Fund. In providing these services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

         Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser undertakes to perform the following administrative services to the extent that no other party is obligated to perform them on behalf of the Fund: (a) providing the Fund with office space (which may be the

Adviser's own offices), stationery and office supplies, (b) furnishing certain corporate secretarial services, including assisting in the preparation of materials for meetings of the Board of Trustees, (c) coordinating and preparation of proxy statements and annual and semi-annual reports to the Fund's shareholders, (d) assisting in the preparation of the Fund's tax returns, (e) assisting in monitoring and developing compliance procedures for the Fund which will include, among other matters, procedures for monitoring compliance with the Fund's investment objective, policies, restrictions, tax matters and applicable laws and regulations, and (f) acting as liaison between the Fund and the Fund's independent public accountants, counsel, custodian or custodians, administrator and transfer and dividend-paying agent and registrar, and taking all reasonable action in the performance of its obligations under this Agreement to assure that all necessary information is made available to each of them.

         In performing all services under this Agreement, the Adviser shall act in conformity with applicable law, the Trust's Master Trust Agreement and By-Laws, and all amendments thereto, and the investment objective, investment policies and other practices and policies set forth in the Trust's Registration Statement, as such Registration Statement and practices and policies may be amended from time to time.

         3. Brokerage

         In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust and also to other accounts over which the Adviser or an affiliate exercises investment discretion.

         4. Information Provided to the Trust

         The Adviser will use its best efforts to keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time whatever information the Adviser believes is appropriate for this purpose.

         5. Standard of Care

         The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of non-party trustees who are not "interested persons" of the Trust or (b) an independent legal counsel in a written opinion.

         6. Compensation

         In consideration of the services rendered pursuant to Section 2 of this Agreement, the Fund will pay the Adviser after the end of each calendar quarter while this Agreement is in effect a fee for the previous quarter calculated at an annual rate of 0.50 of 1.00% of the Fund's average daily net assets.

         Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement as from time to time in effect.

         7. Expenses

         The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Trustees of the Trust who are affiliated with the Adviser or any of its affiliates. The Fund will bear certain other expenses to be incurred in its operation, including: organizational expenses; taxes, interest, brokerage costs and commissions; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, the Fund's distributor or administrator or any of their affiliates; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of the custodian, any subcustodians, and transfer and dividend-paying agents; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust, membership fees in trade associations; litigation and other extraordinary or non-recurring expenses. In addition, the Fund will pay fees pursuant to any Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to any Shareholder Services Plan.

         8. Services to Other Companies or Accounts

         The Trust understands that the Adviser now acts, will continue to act, or may in the future act, as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Trust recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

         9. Term of Agreement

         This Agreement shall become effective on January 1, 2001, and continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940
Act).

         10. Representation by the Trust

         The Trust represents that a copy of its Master Trust Agreement, dated April 30, 1992, together with all amendments thereto, is on file in the office of the Secretary of The Commonwealth of Massachusetts.

         11. Limitation of Liability

         It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Fund, as provided in the Master Trust Agreement of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of Fund shares and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in its Master Trust Agreement. The obligations of this Agreement shall be binding only upon the assets and property of the Fund and not upon the assets and property of any other sub-trust of the Trust.

         12. Miscellaneous

         If the Adviser ceases to act as investment adviser to the Fund, the Trust agrees that, at the request of the Adviser, the Trust's license to use "Julius Baer" or any variation thereof indicating a connection to either of those entities, will terminate and that the Trust will take all necessary action to change the names of the Trust and the Fund to names that do not include "Julius Baer" or any such variation.

         13. Entire Agreement

         This Agreement constitutes the entire agreement between the parties hereto.

         14. Governing Law

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

         If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.



                                        Very truly yours,

                                        JULIUS BAER INVESTMENT FUNDS
                                        On behalf of Julius Baer Global
                                          Income Fund


                                        By:
                                           --------------------------------
                                           Name: Michael K. Quain
                                           Title: President



Accepted:


JULIUS BAER INVESTMENT MANAGEMENT INC.


By:
   ---------------------------------
   Name:
   Title:

                                                                      EXHIBIT II


                             NEW ADVISORY AGREEMENT
                      Julius Baer International Equity Fund

                          INVESTMENT ADVISORY AGREEMENT

         Julius Baer Investment Funds (the "Trust"), a business trust organized under the law of The Commonwealth of Massachusetts, entered into an investment advisory agreement with Julius Baer Investment Management Inc. (the "Adviser"), a corporation organized under the laws of the state of Delaware, dated as of January 1, 2001, on behalf of Julius Baer International Equity Fund (the "Fund") (the "Agreement"). The Trust herewith confirms its agreement with the Adviser to amend such agreement in its entirety regarding investment advisory services to be provided by the Adviser on behalf of the Fund as follows:

         1. Investment Description: Appointment

         The Trust desires to employ the Fund's capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as the same may from time to time be amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Registration Statement and Master Trust Agreement have been submitted to the Adviser. The Trust agrees to provide copies of all amendments to the Trust's Registration Statement and Master Trust Agreement to the Adviser on an on-going basis. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

         2. Services as Investment Adviser

         Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will act in accordance with the Trust's Master Trust Agreement, the Investment Company Act of 1940 and the Investment Advisors Act of 1940, as the same from time to time be amended, manage the Fund's assets in accordance with its investment objective and policies as stated in the Trust's Registration Statement as from time to time in effect, make investment decisions and exercise voting rights in respect of portfolio securities for the Fund and place purchase and sale orders on behalf of the Fund. In providing these services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

         Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser undertakes to perform the following administrative services to the extent that no other party is obligated to perform them on behalf of the Fund: (a) providing the Fund with office space (which may be the

Adviser's own offices), stationery and office supplies, (b) furnishing certain corporate secretarial services, including assisting in the preparation of materials for meetings of the Board of Trustees, (c) coordinating and preparation of proxy statements and annual and semi-annual reports to the Fund's shareholders, (d) assisting in the preparation of the Fund's tax returns, (e) assisting in monitoring and developing compliance procedures for the Fund which will include, among other matters, procedures for monitoring compliance with the Fund's investment objective, policies, restrictions, tax matters and applicable laws and regulations, and (f) acting as liaison between the Fund and the Fund's independent public accountants, counsel, custodian or custodians, administrator and transfer and dividend-paying agent and registrar, and taking all reasonable action in the performance of its obligations under this Agreement to assure that all necessary information is made available to each of them.

         In performing all services under this Agreement, the Adviser shall act in conformity with applicable law, the Trust's Master Trust Agreement and By-Laws, and all amendments thereto, and the investment objective, investment policies and other practices and policies set forth in the Trust's Registration Statement, as such Registration Statement and practices and policies may be amended from time to time.

         3. Brokerage

         In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust and also to other accounts over which the Adviser or an affiliate exercises investment discretion.

         4. Information Provided to the Trust

         The Adviser will use its best efforts to keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time whatever information the Adviser believes is appropriate for this purpose.

         5. Standard of Care

         The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser. Indemnification shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of non-party trustees who are not "interested persons" of the Trust or (b) an independent legal counsel in a written opinion.

         6. Compensation

         In consideration of the services rendered pursuant to Section 2 of this Agreement, the Fund will pay the Adviser after the end of each calendar quarter while this Agreement is in effect a fee for the previous quarter calculated at an annual rate of 0.75 of 1.00% of the Fund's average daily net assets.

         Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement as from time to time in effect.

         7. Expenses

         The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Trustees of the Trust who are affiliated with the Adviser or any of its affiliates. The Fund will bear certain other expenses to be incurred in its operation, including: organizational expenses; taxes, interest, brokerage costs and commissions; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, the Fund's distributor or administrator or any of their affiliates; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of the custodian, any subcustodians, and transfer and dividend-paying agents; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; membership fees in trade associations; litigation and other extraordinary or non-recurring expenses. In addition, the Fund will pay fees pursuant to any Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to any Shareholder Services Plan.

         8. Services to Other Companies or Accounts

         The Trust understands that the Adviser now acts, will continue to act, or may in the future act, as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Trust recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

         9. Term of Agreement

         This Agreement shall become effective on January 1, 2001, and continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940
Act).

         10. Representation by the Trust

         The Trust represents that a copy of its Master Trust Agreement, dated April 30, 1992, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts.

         11. Limitation of Liability

         It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Fund, as provided in the Master Trust Agreement of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Fund shares and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in its Master Trust Agreement. The obligations of this Agreement shall be binding only upon the assets and property of the Fund and not upon the assets and property of any other sub-trust of the Trust.

         12. Miscellaneous

         If the Adviser ceases to act as investment adviser to the Fund, the Trust agrees that, at the request of the Adviser, the Trust's license to use "Julius Baer", or any variation thereof indicating a connection to either of those entities, will terminate and that the Trust will take all necessary action to change the names of the Trust and the Fund to names that do not include "Julius Baer" or any such variation.

         13. Entire Agreement

         This Agreement constitutes the entire agreement between the parties hereto.

         14. Governing Law

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

         If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.



                                         Very truly yours,

                                         JULIUS BAER INVESTMENT FUNDS
                                         On behalf of Julius Baer
                                           International Equity Fund


                                         By:
                                            ------------------------------------
                                            Name: Michael K. Quain
                                            Title: President


Accepted:


JULIUS BAER INVESTMENT MANAGEMENT INC.


By:
   ----------------------------------
   Name:
   Title:

                            (CONTINUED ON OTHER SIDE)

                          JULIUS BAER INVESTMENT FUNDS
                         Julius Baer Global Income Fund

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

    The undersigned hereby appoints Michael Quain or Cynthia Surprise, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Julius Baer Global Income Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund, 330 Madison Avenue, New York, New York on December 6, 2000 at 8:30 a.m. Eastern time, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                    Date
                                          -------------------------

                                              [signature box]

                                    Signature(s), (Title(s), if applicable)

                                    NOTE: Please sign exactly as your name
                                    appears on this Proxy. If joint owners,
                                    EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

       Please indicate your vote by an "X" in the appropriate boxes below.

    This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. Please refer to the Proxy Statement for a discussion of the Proposals.

1. To elect all nominees as Trustees of the Trust.              FOR electing all of                WITHHOLD
   The nominees for Trustees are: Harvey B. Kaplan,             the nominees (except             authority to
   Peter Wolfram, Gerard J.M. Vlak,                             as marked to the                 vote for all
   Robert S. Matthews and Martin Vogel.                         contrary at left.)                nominees

   (Instruction: To withhold authority to vote for one or               / /                         / /
    more of the nominee(s), write the name(s) of the
    nominee(s) below.)

---------------------------------------------

2. To approve a new Advisory Agreement between the                      / / FOR      / / AGAINST    / / ABSTAIN
   Julius Baer Global Income Fund and Julius Baer
   Investment Management Inc. as described in the attached
   Proxy Statement.


3. To ratify the selection of KPMG LLP as the independent               / / FOR      / / AGAINST    / / ABSTAIN
   accountants of your Fund.



           PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED

                            (CONTINUED ON OTHER SIDE)

                          JULIUS BAER INVESTMENT FUNDS
                      Julius Baer International Equity Fund

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

    The undersigned hereby appoints Michael Quain or Cynthia Surprise, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Julius Baer International Equity Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund, 330 Madison Avenue, New York, New York on December 6, 2000 at 8:30 a.m. Eastern time, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                    Date
                                          -------------------------

                                              [signature box]

                                    Signature(s), (Title(s), if applicable)

                                    NOTE: Please sign exactly as your name
                                    appears on this Proxy. If joint owners,
                                    EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

       Please indicate your vote by an "X" in the appropriate boxes below.

    This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. Please refer to the Proxy Statement for a discussion of the Proposals.


1. To elect all nominees as Trustees of the Trust.              FOR electing all of                WITHHOLD
   The nominees for Trustees are: Harvey B. Kaplan,              the nominees (except             authority to
   Peter Wolfram, Gerard J.M. Vlak,                               as marked to the                vote for all
   Robert S. Matthews and Martin Vogel.                           contrary at left.)                nominees

   (Instruction: To withhold authority to vote for one or               / /                         / /
    more of the nominee(s), write the name(s) of the
    nominee(s) below.)

---------------------------------------------

2. To approve a new Advisory Agreement between the                      / / FOR      / / AGAINST    / / ABSTAIN
   Julius Baer International Equity Fund and Julius Baer
   Investment Management Inc. as described in the attached
   Proxy Statement.

3. To ratify the selection of KPMG LLP as the independent               / / FOR      / / AGAINST    / / ABSTAIN
   accountants of your Fund.


           PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED